INVESTORS PRESENTATION 2021 THIRD QUARTER

Forward-Looking Statements The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates,” “projects,” “intends,” “estimates,” “expects,” “believes,” “plans,” “may,” “will,” “should,” “could,” and other similar expressions are intended to identify such forward-looking statements The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. Accordingly, you should not place undue reliance on forward-looking statements. In addition to the specific risk factors disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, the following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation and regulation affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, and competition and failure to realize anticipated efficiencies and synergies from the merger of 1st Constitution Bancorp into Lakeland Bancorp and the merger of 1st Constitution Bank into Lakeland Bank. Further, given its ongoing and dynamic nature, it is difficult to predict the continuing effects that the COVID-19 pandemic will have on our business and results of operations. The pandemic and related local and national economic disruption may, among other effects, result in a material adverse change for the demand for our products and services; increased levels of loan delinquencies, problem assets and foreclosures; branch disruptions, unavailability of personnel and increased cybersecurity risks as employees work remotely. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward- looking statements made herein. 2

3 Corporate Profile • LBAI - NASDAQ • Founded in 1969 • 48 Branches - Serving Northern/Central NJ & Hudson Valley, NY ◦ 8 Regional Commercial Lending Centers ◦ 1 Commercial Loan Production Office • Financial Snapshot ◦ Assets $8.2 Billion ◦ Loans $5.9 Billion ◦ Deposits $6.9 Billion ◦ Market Cap $892 Million(1) 1 Stock Price as of September 30, 2021 - $ 17.63

Who We Are 4 Conservative & Consistent Banking Philosophy ◦ Low Risk Model ◦ Disciplined Acquirer Scarce & Valuable Franchise ◦ One of the Largest Publically Traded Banks in NJ ◦ One of the Lowest Cost of Funds in the State(1) (1) Source: S&P Global Q2 2021 for NJ headquartered banks with total assets greater than $500 million. Traditional Commercial Bank ◦ Relationship Lender ◦ Diversified Commercial Real Estate Portfolio ◦ Primary Focus is not Multifamily Lending For more than half a century, we have grown to a full service commercial bank, committed to meeting the financial needs of businesses & consumers, and are proud to be characterized as the following:

CRE Non Owner Occupied Commercial $2,301 CRE Owner Occupied $884 CRE Multifamily $908 CRE Non Owner Occupied Resi $177 C&I $364 PPP $109 Construction $333 Leases $120 Residential Mortgage $407 Consumer $278 $3,871 $4,153 $4,457 $5,138 $6,021 $5,881 2016 2017 2018 2019 2020 2021 Q3 Balanced Loan Portfolio Loan Portfolio Growth(1) Loan Composition 5 (1) Acquired loans of $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of September 30, 2021, per regulatory guidelines CAGR excluding acquisitions: 7.5% CAGR: 9.2% CRE / Capital 422%(2)

CRE C&I Construction Equipment Finance 2016 2017 2018 2019 2020 2021 Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition 6(1) Includes PPP Loans (1) $3,184 $3,511 $3,801 $4,468 $5,340 $5,196 20% 19% 17% 10% 10% 8% 6% 4% 4% 1% 1% Multifamily Owner Occupied Retail Industrial Office Mixed Commercial Constr. Other Comm'l Res 1-4 Fam Hotels/Resturants Residential Constr.

Strong Asset Quality Nonaccruals(1)/ Loans (%) NPAs(1)(2)/ Loans + OREO (%) 7 (1) Non-accruals & NPAs include non-accrual purchased credit deteriorated loans from December 31, 2020 forward. (2) NPAs include Troubled Debt Restructurings. NCOs (Recoveries) / Avg. Loans (%) Reserves / Nonaccrual Loans (%) 0.74% 0.33% 0.27% 0.41% 0.71% 0.21% 2016 2017 2018 2019 2020 2021 Q3 —% 0.25% 0.50% 0.75% 1.00% 1.14% 0.62% 0.50% 0.53% 0.77% 0.27% 2016 2017 2018 2019 2020 2021 Q3 —% 0.50% 1.00% 1.50% 0.06% 0.05% 0.05% 0.00% 0.03% (0.02)% 2016 2017 2018 2019 2020 2021 Q3 (0.05)% —% 0.05% 0.10% 122.40% 259.70% 310.70% 189.20% 166.32% 473.09% 2016 2017 2018 2019 2020 2021 Q3 —% 200.00% 400.00% 600.00%

Core Deposits CDs 2016 2017 2018 2019 2020 2021 0 2500 5000 7500 CAGR ex acquisitions: 10.3% Savings and NOW Accounts $4,401 Demand Deposits $1,725 Retail Time $667 Jumbo Time $138 $927 $967 $950 $1,124 $1,510 $1,725 2016 2017 2018 2019 2020 2021 Q3 Core Deposit Focus Deposit Composition Deposit Growth(2) 8 (1) Jumbo time deposits defined as time deposits above $250K (2) Acquired deposits in 2019 = $410 (3) Acquired demand deposits in 2019 = $81 CAGR: 11.7% CAGR: 14.0% CAGR ex acquisitions: 12.8% Demand Deposit Growth(3) Q3 Cost of Total Deposits: 0.23% Core Deposits as a % of Total Deposits: 88% $4,093 $4,369 $4,620 $5,294 $6,456 $6,931

NJ Deposit Market Share(1) 9 (1) Banks headquartered in New Jersey Source: S&P Global as of June 2021.

Investment Securities Portfolio Securities Composition • $1.24 billion, or 15% of assets • Primarily used for liquidity purposes • Short term agencies, MBS, and municipals • Municipal Bond portfolio rated AA or higher 98% • Average Yield for Q3: 1.74% • Weighted Average Life: 7.0 years • Effective Duration: 4.7 years • AFS is 44% of portfolio / HTM is 56% 10 MBS/CMO/ABS 60% Corporate Debt 3% Municipals 26% Government & Agencies 10% CRA Equities 1%

Announcement Date: Assets: Deal Value: Price/TBV: EPS Accretion: TBV Dilution: TBV Earnback: Board Seats: Rationale • Expansion into Middlesex/Monmouth/Ocean Counties • Leverage Existing Commercial Loan Production Office • Exclusive negotiations 11 Announcement Date: Assets: Deal Value: Price/TBV: EPS Accretion: TBV Dilution: TBV Earnback: Board Seats: Rationale • Expanding presence in Sussex, Passaic and Morris counties • Low execution risk and achievable cost savings 8/23/2018 $488mm $56.7mm 1.89x 4.0% ~1.5% < 2 Years None Note: Represents data at announcement date Highlands BancorpHarmony Bank Legacy Highlands (4) Legacy Harmony (3) Mergers & Acquisitions 2/18/2016 $295mm $32.0mm 1.29x 1.0% ~0.5% 3.5 Years None 1st Constitution Announcement Date: Assets: Deal Value: Price/TBV: EPS Accretion: TBV Dilution: TBV Earnback: Board Seats: Rationale • Growth opportunity in Middlesex, Monmouth, and Ocean Counties • Exclusive negotiations 10/2021 $1.8B $244.4mm 1.35x 10.0% ~3.9% 3.3 Years Robert Mangano Legacy 1st Constitution (22)

$5,093 $5,406 $5,806 $6,711 $7,664 $8,172 2016 2017 2018 2019 2020 2021 Q3 Franchise Growth 12 (1) Acquired total assets of $496 in 2019 (2) Core earnings per share excludes non-recurring items, FHLB prepayment fees, gains/losses on securities sales, and merger related expenses. Total Assets(1) Tangible Book Value Per Share Core Earnings Per Share(2) CAGR: 8.7%CAGR: 10.5% $8.70 $9.38 $10.22 $11.18 $11.97 $12.95 2016 2017 2018 2019 2020 2021 Q3 $1.02 $1.11 $1.32 $1.43 $1.17 $1.42 2016 2017 2018 2019 2020 2021 YTD

Consistent Profitability (1) Core income excludes non-recurring items, FHLB prepayment fees, gains/losses on securities sales, and merger related expenses. (2) Source: S&P Global through 2018. Company records for 2019, 2020 & 2021. Core Return on Assets(1) (%) Core Return on Equity(1) (%) Net Interest Margin (%) Efficiency Ratio(2) (%) 13 0.96% 1.01% 1.15% 1.16% 0.83% 1.17% 2016 2017 2018 2019 2020 2021 Q3 —% 0.50% 1.00% 1.50% 9.34% 9.35% 10.66% 10.48% 8.01% 11.68% 2016 2017 2018 2019 2020 2021 Q3 —% 5.00% 10.00% 15.00% 3.41% 3.38% 3.36% 3.33% 3.09% 3.10% 2016 2017 2018 2019 2020 2021 Q3 —% 2.00% 4.00% 56.7% 53.4% 56.1% 54.8% 54.5% 54.0% 2016 2017 2018 2019 2020 2021 Q3 —% 25.0% 50.0% 75.0%

2021 Quarter 3 Highlights • Earnings per share of $0.43 for Q3 2021 increased $0.15 from Q3 2020 • Q3 2021 total assets of $8.17 billion increased $318.2 million or 4.1% compared to Q2 2021 • Q3 2021 total loans of $5.88 billion up $37.2 million or 0.6% compared to Q3 2020 • Q3 2021 total deposits of $6.93 billion up $215.9 million or 3.2% compared to Q2 2021 • Tangible book value per share of $12.95 up 10% in the last 12 months 14(1) NPAs include Troubled Debt Restructurings

$0.24 $0.27 $0.29 $0.33 $0.37 $0.40 $0.45 $0.49 $0.50 $0.53 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Dividend History Cash Dividends Per Share Stock Dividends 5.0%5.0% 15 CAGR: 9.2% Projected

LBAI Executive Summary 16 Industry Recognition ◦ Recognized by Forbes as the Best Bank in New Jersey in 2021 ◦ Named to Piper/Sandler Sm-All Stars Class of 2020 ◦ Recognized as one of the 50 fastest growing companies by NJ Biz in 2019 & 2020 Positive Stock Performance ◦ Annual increase in dividends Above Peer-Level Performance Metrics ◦ Historical core profitability metrics: ROA, ROE, and efficiency ratio exceed peer averages ◦ Continued growth in net income and EPS ◦ Stable low efficiency ratio Premier NJ Deposit Franchise ◦ Singular focus on high quality core deposits ◦ 23% of deposits in DDA, 83% in core (non- time) deposits We are proud to be characterized as follows: Conservative Culture and Operating Philosophy ◦ Relationship-based community bank ◦ Track record of successful acquisitions and consistent organic growth ◦ Conduct business with transparency, honesty and integrity ◦ Robust risk management infrastructure ◦ Conservatively underwritten loan and lease portfolio ◦ Diligent attention to capital management; mindful of all constituencies Dedicated and Experienced Management Team and Board ◦ Extensive in-market experience with deep community ties ◦ Expanded depth of Management Team with larger bank experience

2020 Bank & Thrift SM-ALL STARS Honors & Accolades

250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI